SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12



                                ASPI EUROPE, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:
            --------------------------------------------------------------------

        (5) Total fee paid:
            --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
            --------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
            --------------------------------------------------------------------

        (3) Filing Party:
            --------------------------------------------------------------------

        (4) Date Filed:
            --------------------------------------------------------------------

                                ASPI EUROPE, INC.
                          Two Union Square, Suite 4200
                                601 Union Street
                            Seattle, Washington 98101
               Telephone: (206) 652-3675 Facsimile: (206) 652-3676

                                                              September __, 2000


DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of ASPi Europe, Inc. (the "Company") to be held at 11:00 A.M. local time on Tuesday, September 26, 2000 at the principal offices of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101.

     The items of business to be considered at the Annual Meeting include:

     1. to approve the redomicile of the Company's place of incorporation from Florida to Delaware;
     2. to elect all three (3) directors to the Board of Directors (the "Board"); and
     3. to ratify the selection of BDO Seidman, LLP as independent auditors for the Company for fiscal year 2000.

More information concerning the business to be conducted at the Annual Meeting is included in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The Board unanimously recommends that shareholders vote "FOR" all three (3) of these proposals.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed envelope. If you attend the Annual Meeting, you will, of course, have the right to vote in person.

     I look forward to greeting you personally and, on behalf of the Board and management, I would like to express our appreciation for your interest in the Company.

                                        Sincerely,

                                        /s/ Damon Poole
                                        ------------------------------------
                                        Damon Poole, Chief Executive Officer

                                ASPI EUROPE, INC.
                          Two Union Square, Suite 4200
                                601 Union Street
                            Seattle, Washington 98101

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 26, 2000

     The Annual Meeting of Shareholders (the "Annual Meeting") of ASPi Europe, Inc. (the "Company") will be held at 11:00 A.M. local time on Tuesday, September 26, 2000, at the principal offices of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101, for the following purposes:

     1. to approve the redomicile of the Company's place of incorporation from Florida to Delaware;
     2.   to elect all  three  (3)  directors  to the  Board of  Directors  (the
          "Board");
     3. to ratify the selection of BDO Seidman, LLP as independent auditors for the Company for fiscal year 2000; and
     4. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on Monday, September 4, 2000 are entitled to notice of, and to vote at, the Annual Meeting.

     Shareholders unable to attend the Annual Meeting in person who wish to have their shares represented at the Annual Meeting are required to read the enclosed Proxy Statement and then complete and deposit the accompanying Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company prior to the commencement of the Annual Meeting. Shareholders who received the Proxy through an intermediary must delivery the Proxy in accordance with the instructions given by such intermediary.

     Shareholders of the Company who do not vote in favor of approving the redomicile of the Company's place of incorporation from Florida to Delaware will have the right to dissent and seek appraisal of the fair value of their shares if they comply with the procedures required by Florida law, which are attached as Annex A.

                           By Order of the Board of Directors


                           /s/ Damon Poole
                           -------------------------------
                           Damon Poole, Chief Executive Officer


September __, 2000

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                ASPI EUROPE, INC.
                          Two Union Square, Suite 4200
                                601 Union Street
                            Seattle, Washington 98101

                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                               -------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors (the "Board") of ASPi Europe, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 11:00 A.M. local time on Tuesday, September 26, 2000, at the principal offices of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about September 5, 2000.

     The close of business on Monday, September 4, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the record date, there were 7,063,116 shares of the Company's common stock, with a par value of $0.001 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Annual Meeting. There are no other classes of voting stock of the Company issued and outstanding.

     The presence, in person or by proxy, of the holders of one-third (1/3) of the outstanding shares of the Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting. The affirmative vote of at least 50.01% of the shares of Common Stock outstanding is required for approval of (i) the redomicile of the Company's place of incorporation from Florida to Delaware, (ii) the election of all three
(3) directors to the Board of Directors, and (iii) the ratification of the selection of BDO Seidman, LLP as independent auditors for the Company for fiscal year 2000.

     Abstentions will have the same effect as a vote against the proposal and broker non-votes will be disregarded.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED TO APPROVE (I) the redomicile of the Company's place of incorporation from Florida to Delaware, (II) the election of all three (3) directors to the Board of Directors, and (III) the ratification of the selection of BDO Seidman, LLP as Independent auditorS for the company for fiscal year 2000. The enclosed

Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy by one of the following methods: (a) execution and submission of a revised Proxy, (b) written notice to Patrick McGrath, the Secretary of the Company, or (c) voting in person at the Annual Meeting.

                                   PROPOSAL 1

       THE REDOMICILE OF THE COMPANY'S PLACE OF INCORPORATION FROM FLORIDA
                                  TO DELAWARE

     The Board of Directors believes that it is in the best interest of the Company to redomicile its place of incorporation from Florida to Delaware by merging with and into Cyber-Centrix Corporation, a Delaware corporation ("Cyber-Centrix" or the "Corporation") that will be formed by the Company as its wholly-owned subsidiary (the "Merger"). Upon completion of the Merger, the owner of each outstanding share of the Company's Common Stock will automatically own one share of the common stock, par value 0.001 per share, of Cyber-Centrix. Each outstanding certificate representing a share or shares of the Company's Common Stock will continue to represent the same number of shares in Cyber-Centrix. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CYBER-CENTRIX. To accomplish this, the Company has prepared a Agreement and Plan of Merger, which is attached hereto as Annex B.

     The shareholders of the Company are entitled to dissenters' rights of appraisal under the Florida Business Corporation Act (the "FBCA"). In the event that shareholders collectively owning more than one percent (1%) of the shares of the Company exercise his, her or its dissenters' rights, the Board may abandon the Plan of Merger with the result that the Company will remain domiciled in the State of Florida.

     Any shareholder who does not wish to approve of the redomicile of the Company has the right under Florida law to have his, her or its shares appraised by a court of law to determine their fair value. This right of appraisal is subject to a number of restrictions and technical requirements. In order to exercise appraisal rights, among other things: (a) a shareholder must NOT vote in favor of approving the redomicile of the Company, and (b) a shareholder must make a written demand for appraisal in compliance with the procedures required by Florida law BEFORE the vote to approve of the redomicile of the Company.

     Merely voting against approving the redomicile of the Company will not preserve appraisal rights under Florida law. Attached to this Proxy Statement as Annex A is the Florida statute relating to appraisal rights, and failure to comply with ALL of the requirements contained in this statute will result in the loss of these rights.

                       COMPARATIVE RIGHTS OF SHAREHOLDERS

     The following is only a summary of the differences between the rights of a shareholder under the FBCA and the Delaware General Corporation Law ("DGCL") and is qualified in its entirety by the FBCA, DGCL, the Articles of Incorporation (the "Articles") and bylaws of the Company and the Certificate of Incorporation (the "Certificate") and bylaws of Cyber-Centrix, which may be modified by the Board prior to adoption at the Annual Meeting. Copies of the Company's Articles and bylaws and Cyber-Centrix's Certificate and bylaws are incorporated by reference herein and will be sent to holders of the Company's Common Stock upon request.

     Under the Plan of Merger, the Company's shareholders whose rights are currently governed by Florida law will, upon the exchange of their shares pursuant to the Merger, become holders of shares in

Cyber-Centrix, and their rights as such will be governed by Delaware law, under Cyber-Centrix's Certificate and bylaws. The material differences between the rights of holders of the shares in the Company and shares in Cyber-Centrix, which result from differences in their governing corporate documents and differences in Delaware and Florida corporate law, are summarized below.

Appraisal Rights Of Dissenting Shareholders

     The FBCA provides that any shareholder of a corporation generally has the right to dissent from, and obtain payment of the fair value of their shares in the event of a merger, share exchange, a sale or exchange of all or substantially all the property of the corporation other than in the ordinary course of its business, or any amendment to the Corporation's articles of incorporation that adversely affects such shareholder, provided such shareholder otherwise complies with the requirements of Florida law and does not vote in favor of the proposed action.

     Unless the articles of incorporation otherwise provide (which the Company's do not), a shareholder does not have dissenters' rights with respect to a plan of merger or share exchange or a proposed sale or exchange of property where shares of the Company's stock are either (i) registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by National Association of Securities Dealers, Inc. (the "NASD") or (ii) held of record by not fewer that 2,000 shareholders.

     As the Company does not qualify for such an exception, the Company's shareholders will be entitled to dissenters' rights pursuant to the Merger.

     Under Delaware law, a stockholder of a Delaware corporation is generally entitled to demand appraisal and obtain payment of the judicially-determined fair value of his or her shares in the event of any plan of merger or consolidation to which the corporation, is a party, provided such stockholder continuously holds such shares through the effective date of the merger and otherwise complies with the requirements of Delaware law for the perfection of appraisal rights and does not vote in favor of the merger.

     Such appraisal rights are not available, however, when shares of the Corporation's stock are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) held of record by more than 2,000 holders. In addition, appraisal rights are not available for any shares of stock of the constituent corporation surviving the merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation. Notwithstanding the above, appraisal rights are available for the shares of any class or series of stock of a Delaware corporation if the holders thereof are required by the terms of an agreement of merger or consolidation to accept for their stock anything except: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation; (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which at the effective date of the merger or consolidation will be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;
(iii) cash in lieu of fractional shares of the corporations described in (i) and
(ii); or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares described in (i), (ii) and (iii).

     Cyber-Centrix's Certificate does not contain any provision relating to stockholder appraisal rights. As Cyber-Centrix does not qualify for an exception to appraisal rights, its stockholders are generally entitled to appraisal rights under the DGCL.

Authorized Capital

     The  Company's   Articles   provide  for  authorized  stock  consisting  of
50,000,000 shares of common stock, $0.001 par value.

     Cyber-Centrix's Certificate provides for authorized stock consisting of 50,000,000 shares of common stock, $0.001 par value, and 50,000,000 shares of preferred stock, $0.001 par value. Cyber-Centrix's preferred stock is "blank check" preferred stock in that it may be issued from time to time in one (1) or more series with such rights and preferences as adopted by resolution or resolutions of the board of directors of the Corporation.

Election And Size Of Board Of Directors

     The FBCA requires that a board of directors consist of one or more natural persons, with the number specified in or in accordance with the corporation's articles of incorporation or bylaws, that are elected at each annual shareholder meeting, unless their terms are staggered. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or the bylaws. If authorized in the articles of incorporation, the FBCA permits staggered boards of directors of up to three (3) separate classes. Under Florida law, shareholders do not have cumulative voting unless the articles of incorporation so provide.

     The Company's Articles state that it will have not less than one (1) director, subject to such minimum that may be increased or decreased from time to time in the manner provided in the bylaws. The Company's bylaws provide that the number of directors will be fixed from time to time, within the limits specified in the Articles, by resolution of the Board. In addition, directors will be elected in the manner and hold office for the terms as prescribed in the Articles. Directors must also be natural persons who are 18 years of age or older, but need not be residents of the State of Florida, shareholders of the Company or citizens of the United States.

     Under Delaware law, directors, unless their terms are staggered in the form of a classified board of directors, are elected at each annual stockholder meeting. The certificate of incorporation may authorize the election of certain directors by one (1) or more classes or series of shares, and the certificate of incorporation, an initial bylaw or a bylaw adopted by a vote of the stockholders may provide for staggered terms for the directors. The certificate of incorporation or the bylaws also may allow the stockholders or the board of directors to fix or change the number of directors, but a corporation must have at least one (1) director. Under Delaware law, stockholders do not have cumulative voting rights unless the certificate of incorporation so provides.

     Cyber-Centrix's Certificate provides that the board of directors will be comprised of three (3) initial directors. The initial directors will serve until the first annual meeting of the stockholders and until their successors are elected and qualified. Cyber-Centrix's bylaws provide that the board of directors will consist initially of three (3) directors, who need not be stockholders, and, thereafter, will consist of such number as may be fixed from time to time by resolution of the board of directors. The directors will also be elected at the annual meeting of the stockholders and will hold office until their successors are elected and qualified or until their earlier resignation or removal.

Removal Of Directors

     The FBCA entitles shareholders to remove directors either for cause or without cause, unless the articles of incorporation provide that removal may be for cause only. Directors elected by a particular voting group may only be removed by the shareholders of that voting group. The Company's Articles do not contain any statements relating to the removal of directors either for cause or without cause. The Company's bylaws state that directors may be removed only in the manner prescribed in the Company's Articles.

     Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. Whenever the holders of a class or series of stock are entitled to elect one (1) or more directors by the certificate of incorporation, however, a vote of the holders of outstanding shares of that class or series of stock will be entitled to remove the director or directors so elected and not a vote of all outstanding shares as a whole. Cyber-Centrix's bylaws provide that any director may be removed, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or at any special meeting of the stockholders called for that purpose, and the office of such director will become vacant.

Vacancies On The Board Of Directors

     The FBCA provides that, unless the articles provide otherwise, vacancies arising on the board of directors may be filled by a majority of the remaining directors, even if no quorum remains, or by the shareholders. When directors are divided into classes, vacancies may be filled by the shareholders or, if at least one (1) director remains in the class, by the remaining directors of that class. Where a vacancy will be known to occur at some point in the future, it may be filled in advance, although the new director will not take office until the vacancy actually occurs. The Company's Articles and bylaws do not contain any additions to these statutory provisions.

     Under Delaware law, a majority of the directors of a corporation then in office, although less than a quorum, may fill any vacancy on the board of directors, including vacancies resulting from an increase in the number of directors. Cyber-Centrix's bylaws also provide that vacancies on the board will be filled by a majority of the directors then in office though less than a quorum. The stockholders removing any director, however, may at the time fill any such vacancy caused by such removal. Furthermore, if the directors fail to fill any vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. Any person elected to fill a vacancy will hold office, subject to the right of removal as provided for in the bylaws, until his or her successor is elected and qualified.

Action By Written Consent

     The FBCA allows shareholders or all of the directors to take action without a meeting through the use of a written consent, unless provided otherwise in the articles of incorporation. The FBCA provides that actions of shareholders required or permitted to be at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, if a consent or consents in writing, setting forth the action so taken, is dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted with respect to the subject matter thereof and such consent is delivered to the Company within 60 days of the earliest dated consent. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The FBCA also allows that any action required or permitted to be taken at a meeting of the board of directors or committee thereof to be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all the members of the board of directors or the committee. The Company's Articles or bylaws do not contain any additions to these statutory provisions.

     Delaware law provides that, unless limited by the certificate of incorporation, any action that could be taken by stockholders at any annual or special meeting of such stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. Prompt notice of an action taken by written consent which is not unanimous is required to be given to those stockholders who have not consented in writing. Delaware law also provides that any action required or permitted to be taken at any meeting of the board of directors, or at any committee thereof, may be taken without a meeting if all the members of the board of directors or committee, as the case may be, consent thereto, in writing, and the writing or writings are filed with the minutes of the proceedings of the board of directors or committee. Cyber-Centrix's Certificate and bylaws do not contain any additions to these statutory provisions.

Amendments To Charter

     Under Florida law, amendments to the corporate charter require the approval of a majority of the shareholders entitled to vote thereon. The Company's Articles do not contain any additions to these statutory provisions.

     Under Delaware law, unless a higher vote is required in the certificate of incorporation, an amendment to the certificate of incorporation of a corporation may be approved by a majority of the outstanding shares entitled to vote upon the proposed amendment. Cyber-Centrix's Certificate states that the Corporation reserves the right to amend, alter, change or repeal any provision contained in the Certificate, in the manner now or hereafter prescribed by statute, with all rights conferred upon stockholders in the Certificate granted subject to this reservation.

Amendments To Bylaws

     Under the FBCA, bylaws may be amended by the directors or the shareholders unless (i) the articles of incorporation expressly provide that only shareholders may do so, or (ii) the shareholders provide that they may not be amended or repealed by the directors. The Company's Articles provide that its bylaws may be adopted, modified, amended or repealed only upon the affirmative vote of a majority of the holders of all issued and outstanding shares of the Company entitled to vote thereon. The Company's bylaws provide that the bylaws may be altered, amended or repealed, and new bylaws adopted at any meetings of the board of directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting.

     The DGCL provides that a corporation's bylaws may be amended by that corporation's stockholders, or, if so provided in the corporation's certificate of incorporation, the power to amend the corporation's bylaws may also be conferred on the corporation's directors. Cyber-Centrix's Certificate gives its directors the authority to make, alter or repeal the bylaws of the corporation. Cyber-Centrix's bylaws provide that the board of directors will have the power to make, rescind, alter, amend and repeal the bylaws, provided however, that the stockholders will have the power to rescind, alter, amend or repeal any bylaws made by the board of directors and to enact bylaws, which if so expressed, will not be rescinded, altered, amended or repealed by the board of directors.

Quorum for Shareholder Meetings and Shareholder Voting Requirements

     Under Florida law, unless otherwise provided in a corporation's certificate of incorporation, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. If a quorum exists, action on a matter by a voting group (other than the election of directors) is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or this act requires a greater number of affirmative votes. The Company's Articles state that the holders entitled to one-third (1/3) of the votes at a meeting of shareholders will constitute a quorum; however, acts of shareholders will require the approval of holders of 50.01% of the outstanding votes of shareholders.

     Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third (1/3) of the shares entitled to vote on such matter. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholder. Cyber-Centrix's bylaws state that any number of stockholders, together holding at least one-third (1/3) of the capital stock of the corporation issued and outstanding and entitled to vote, who are present in person or represented by proxy at any meeting duly called, constitute a quorum for the transaction of business. At all meetings of stockholders, all matters, except as otherwise provided by statute, will be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter.

Proxies

     Under Florida law, a proxy is effective only for a period of eleven (11) months, unless otherwise provided in the proxy. The Company's Articles and bylaws do not contain any additions to these statutory provisions.

     Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three (3) years, unless the proxy provides for a longer period. Cyber-Centrix's Certificate and bylaws do not contain any additions to these statutory provisions.

Special Meetings Of Shareholders

     Under the FBCA, a special meeting of shareholders may be called by a corporation's board of directors or any other person authorized to do so in the articles of incorporation or bylaws. Special meetings may also be called on demand of at least 10% of all shares eligible to vote on the matter to be considered, although this percentage may be increased in the articles of incorporation to a maximum of 50%. Only business within the purpose of the special meeting notice may be conducted at such meeting. The Company's Articles do not contain any statements relating to special meetings of the shareholders. The Company's bylaws provide that special meetings may be called in accordance with the procedures set forth in the Company's Articles for calling special meetings of shareholders.

     Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or bylaws. Cyber-Centrix's bylaws provide that special meetings of stockholders for any purpose may be called at any time by the board of directors or by the chief executive officer, and will be called by the chief executive officer at the request of the holders of a majority of the outstanding shares of capital stock entitled to vote. Also, at a special meeting, no business will be transacted and no corporate action will be taken other than that stated in the notice of the meeting.

Vote On Extraordinary Corporate Transactions

     Under the FBCA, and subject to certain exceptions (including those described in "Business Combination Restrictions"), the approval of a merger or share exchange, plan of liquidation or sale of all or substantially all of a corporation's assets other than in the regular course of business requires the recommendation of the corporation's board of directors and an affirmative vote of a majority of the shareholders eligible to vote thereon. The foregoing provisions apply to the Company. The Company's Articles and bylaws do not contain any additions to these statutory provisions.

     Delaware law provides that, unless otherwise specified in a corporation's certificate of incorporation or unless the provisions of Delaware law relating to business combinations discussed below under "Business Combination Restrictions" are applicable, a sale or other disposition of all or substantially all of the corporation's assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation requires the affirmative vote of the board of directors, except in certain limited circumstances, in addition to, with certain exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The foregoing provisions apply to Cyber-Centrix. Cyber-Centrix's Certificate does not contain any additions to these statutory provisions.

Inspection Of Documents

     Under the FBCA, a shareholder is entitled to (i) inspect and copy the articles of incorporation, (ii) bylaws, (iii) certain board and shareholder resolutions, (iv) certain written communications to shareholders, (v) a list of the names and business addresses of the corporation's directors and officers, and (vi) the corporation's most recent annual report during regular business hours, if the shareholder gives at least five (5) business days prior written notice to the corporation before the dated he or she wishes to inspect and copy. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five (5) business days prior written notice to the corporation and (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the demand describes with particularity its purpose and the records to be inspected or copied and (iii) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder (i) has, within two (2) years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, (ii) has aided or abetted any person in procuring a list of shareholders for such purpose or (iii) has improperly used any information secured through any prior examination of the records of the corporation or any other corporation. Under the Company's Articles, the Board will make reasonable rules to determine at what times and places and under what conditions the books of the Company will be open to inspection by shareholders or a duly appointed representative of a shareholder.

     The DGCL allows any stockholder, upon written demand under oath stating the purpose thereof, the right during the usual hours for business to inspect for any proper purpose the corporation's (i) stock ledger, (ii) a list of its stockholders, and (iii) its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder. If the corporation refuses to permit inspection sought by a stockholder or does not reply to the demand within five
(5) business days after the demand has been made, the stockholder may apply to a court for an order to compel inspection. Cyber-Centrix's Articles or bylaws do not contain any additions to these statutory provisions.

Dividends

     The FBCA permits a corporation's board of directors to make distributions to its shareholders as long as (i) the corporation is able to pay its debts as they become due in the ordinary course of business or (ii) its total assets are greater than the sum of its total liabilities plus the amount that would be necessary to satisfy the preferred shareholders upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Under the FBCA, a corporation's redemption of its own capital stock is deemed to be a distribution.

     The Company's bylaws provide that the Board may from time to time declare, and the corporation may pay, dividends on its shares in cash, property, stock (including its own shares), or otherwise pursuant to law and subject to the provisions of the Articles.

     Subject to any restrictions contained in a corporation's certificate of incorporation, Delaware law generally provides that a corporation may declare and pay dividends out of "surplus" (defined as the excess, if any, of net assets (total assets less total liabilities) over capital) or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except that dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In accordance with the DGCL, "capital" is determined by the board of directors and will not be less than the aggregate par value of the outstanding capital stock of the corporation having par value.

     Cyber-Centrix's Certificate states that subject to any preferential rights granted for any series of preferred stock, the holders of shares of the common stock will be entitled to receive dividends, out of the funds of the Corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the board of directors. The holders of shares of the preferred stock will be entitled to receive dividends to the extent provided in the Certificate or by the board of directors in designating the particular series of preferred stock, and the holders of shares of the common stock will not be entitled to receive any dividends other than the dividends referred to in the Certificate. Cyber-Centrix's bylaws state that the board of directors has the power to fix and vary the amount to be set aside or reserved as working capital of the Corporation or as reserves and, subject to the requirements of the Certificate, to determine whether any part of the surplus or net profits of the Corporation will be declared as dividends and paid to the stockholders as well as to fix the date or dates for such payment or dividends.

Indemnification Of Directors And Officers

     The FBCA permits a corporation to indemnify any person who was or is a party to any proceeding, by the reason of the fact that he or she is or was an officer or director, employee and agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of the corporation or another entity, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. The FBCA provides that a corporation may advance reasonable expenses of defense upon receipt of an undertaking to reimburse the corporation if indemnification is ultimately determined not to be appropriate. A corporation must reimburse a successful defendant, however, for expenses, including attorneys' fees, actually and reasonably incurred in connection with such defense. The FBCA also provides that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper. The Company's Articles provide that it will have the power, in its bylaws or in a resolution of its shareholders or directors, to undertake to indemnify the officers and directors of the Company against any contingency or peril as may be determined to be in the best interest of the Company.

     Under Delaware law, a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (i) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and
(ii) in the case of a criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. There may be no such indemnification, however, if the person is found liable to the corporation unless, and only to the extent that, the court determines the person is entitled thereto. A corporation must also indemnify a present or former director or officer agent against expenses actually and reasonably incurred by him who successfully defends himself in a proceeding to which he was a party because he was a director or officer of the corporation. In addition, expenses incurred by an officer or director (or former director or officer, employee or agent as deemed appropriate by the board of directors) in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it will ultimately be determined that he is not entitled to be indemnified by the corporation. The Delaware law indemnification and expense advancement provisions are not exclusive of any other rights which may be granted by the bylaws, a vote of stockholders or disinterested directors, agreement or otherwise. Cyber-Centrix's Certificate and bylaws do not contain any additions to these statutory provisions.

Limitation Of Liability

     The FBCA provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy unless the director breached or failed to perform his statutory duties as a director and such breach or failure (i) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) constitutes a transaction from which the director derived an improper personal benefit, (iii) results in an unlawful distribution, (iv) in a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct or (v) in a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property. The Company's Articles provide that to the fullest extent permitted by law, no director of the Company will be personally liable to the Company or its shareholders for damages for breach of any duty owed to the Company or its shareholders.

     Delaware law permits a corporation to adopt a provision in its certificate of incorporation (and Cyber-Centrix's Certificate has adopted such a provision) eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision will not limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under
Section 174 of the DGCL for unlawful payment of dividends or stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. The Certificate also adds the statement that if the DGCL is amended after the effective date of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation will be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Furthermore, any repeal or modification of the foregoing limitation of director liability by the stockholders of the Corporation will not adversely affect the right or protection of a director of the Corporation existing at the time of such repeal or modification.

Preemptive Rights

     Under the FBCA, shareholders of a corporation have no preemptive rights unless provided for in the articles of incorporation. The Company's Articles state that the shareholders have no preemptive rights except to the extent such right may be granted by an amendment to the articles or by a resolution of the Board.

     Delaware law does not provide, except in limited instances, for preemptive rights to acquire a corporation's unissued stock. Such right may be expressly granted to the stockholders, however, in a corporation's certificate of incorporation. Cyber-Centrix's Certificate expressly states that no preemptive rights will exist with respect to shares of stock or securities convertible into shares of stock of the Corporation.

Special Redemption Provisions

     The FBCA permits a corporation to acquire its own shares, unless the articles of incorporation do no permit it. The Company's bylaws provide that, if a persons acquiring control shares of the Company does not file an acquiring person statement with the Company, the Company may, at the discretion of the Board, redeem the control shares at the fair value thereof at any time during the 60-day period after the last acquisition of such control shares. If a person acquiring control shares of the Company files an acquiring person statement with the Company, the control shares may be redeemed by the Company, at the discretion of the Board, only if such shares are not accorded full voting rights by the shareholders as provided by law.

     Under the DGCL, a corporation may purchase or redeem shares of any class of its capital stock, but subject generally to the availability of sufficient lawful funds therefor and provided that at all times, at the time of any such redemption, the corporation will have outstanding shares of one (1) or more classes or series of capital stock which have full voting rights that are not subject to redemption. Cyber-Centrix's Certificate does not contain any additions to these statutory provisions.

Shareholder Suits

     Under the FBCA, a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the person acquired such shares by operation of law from a person who was a shareholder at such time. The Company's Articles or bylaws do not have any additions to these statutory provisions.

     Under Delaware law, a stockholder may institute a lawsuit against one or more directors, either on his own behalf or derivatively on behalf of the corporation. An individual stockholder may also commence a lawsuit on behalf of himself and other similarly situated stockholders when the requirements for maintaining a class action under Delaware law have been met. Cyber-Centrix's Certificate and bylaws do not contain any additions to these statutory provisions.

Business Combination Restrictions

     The FBCA provides that the approval of the holder of two-thirds (2/3) of the voting shares of a company, other than the shares beneficially owned by an Interested Stockholder (as defined below), would be required to effectuate certain transactions, including without limitation (i) a merger or consolidation, (ii) certain sales of assets, (iii) certain sales of shares, (iv) liquidation or dissolution of the corporation, (v) reclassification or recapitalization of securities or (vi) any loans or other financial assistance where an Invested Shareholder would benefit directly or indirectly involving a corporation and an Interested Stockholder (an "Affiliated Transaction"). An "Interested Stockholder" is defined as the beneficial owner of more than 10% of the voting shares outstanding. The foregoing special voting requirement is in addition to the vote required by any other provision of the FBCA.

     The special voting requirement does not apply in any of the following circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors; (ii) the Interested Stockholder has owned at least 80% of the corporation's voting stock for five (5) years preceding the announcement of the event; (iii) the Interested Stockholder owns more than 90% of the corporation's voting shares; (iv) the corporation has not had more than 300 shareholders of record at any time during the three (3) years preceding the announcement of the event; (v) the corporation is an investment company registered under the Investment Company Act of 1940; or (vi) all of the following conditions are met: (a) the cash and fair market value of other consideration to be paid per share to all holders of voting shares equals the highest per share price as determined by statute; (b) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Stockholder (or certain alternative benchmarks if higher); (c) during the portion of the three (3) years proceeding the announcement date that the Interested Stockholder has been an Interested Stockholder, except as approved by a majority of the disinterested directors, there will have been no default in payment of any full periodic dividends, no decrease in common stock dividends, and no increase in the voting shares owned by the Interested Stockholder, (d) during such three (3) year period no benefit to the Interested Stockholder in the form of loans, guaranties or other financial assistance or tax advantages has been provided by the corporation, and (e) unless approved by a majority of the disinterested directors, a proxy will have been mailed to holders of voting shares at least 25 days prior to the consummation of the Affiliated Transaction.

     The Company's Articles provide that any provisions relating to any control share acquisition as contained in Florida Statutes, now or hereafter amended, and any successor provisions will not be applied to the Company.

     In general, the DGCL prevents an "Interested Stockholder" (defined generally as a person with 15% or more of a corporation's outstanding voting stock, with the exception of any person who owned and has continued to own shares in excess of the 15% limitation since December 23, 1987 or acquired the shares from an interested stockholder, by gift, inheritance or in a transaction where no consideration was exchanged) from engaging in a Business Combination with a Delaware corporation for three (3) years following the date such person became an Interested Stockholder. The term "Business Combination" includes mergers or consolidations with an Interested Stockholder and certain other transactions with an Interested Stockholder, including, without limitation: (i) any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with the Interested Stockholder or with any other entity if the merger or consolidation is caused by the Interested Stockholder; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) except proportionately as a stockholder of such corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets having an aggregate market value equal to 10% or more of the aggregate market value of all assets of the corporation or of certain subsidiaries thereof determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; (iii) any transaction which results in the issuance or transfer by the corporation or by certain subsidiaries thereof of stock of the corporation or such subsidiary to the Interested Stockholder, except pursuant to certain transfers in a conversion or exchange or pro rata distribution to all stockholders of the corporation or certain other transactions, none of which increase the Interested Stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock; (iv) any transaction involving the corporation or certain subsidiaries thereof which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into stock of the corporation or any subsidiary which is owned by the Interested Stockholder except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused directly or indirectly by the Interested Stockholder; or (v) any receipt by the Interested Stockholder of the benefit (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation or certain subsidiaries.

     The three (3) year  moratorium  may be avoided  if: (i) before  such person became an Interested Stockholder, the board of directors of the corporation approved either the Business Combination or the transaction in which the Interested Stockholder became an Interested Stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an Interested Stockholder, the Interested Stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by directors who are also officers of the corporation and by employee stock ownership plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or (iii) at or subsequent to such time the Business Combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders (not by written consent) by the affirmative vote of the stockholders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the Interested Stockholder.

     The Business Combination restrictions described above do not apply if, among other things: (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the statute; (ii) the corporation by action by the holders of a majority of the voting stock of the corporation approves an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by the statute (effective twelve
(12) months after the amendment's adoption), which amendment will not be applicable to any business combination with a person who was an Interested Stockholder at or prior to the time of the amendment; or (iii) the corporation does not have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on Nasdaq or other market; or
(c) held of record by more than 2,000 stockholders. The statute also does not apply to certain Business Combinations with an Interested Stockholder when such combination is proposed after the public announcement of, and before the consummation or abandonment of, a merger or consolidation, a sale or other disposition of 50% or more of the aggregate market value of the assets of the corporation on a consolidated basis or the aggregate market value of all outstanding shares of the corporation, or a tender or exchange offer for 50% or more of the outstanding voting shares of the corporation, if the triggering transaction is with or by a person who either was not an Interested Stockholder during the previous three (3) years or who became an Interested Stockholder with Board of Director approval, and if the transaction is approved or not opposed by a majority of the current directors who were also directors prior to any person becoming an Interested Stockholder during the previous three (3) years.

     Cyber-Centrix is subject to the Business Combination restrictions described above, and Cyber-Centrix's Certificate does not contain a provision electing not to be governed by the Business Combination restrictions.

Federal Tax Consequences

     The following discussion summarizes the material anticipated United States federal income tax consequences relevant to the exchange of the Company common stock for Cyber-Centrix common stock pursuant to the Merger. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change and differing interpretation. Any such change, which may or may not be retroactive, could alter the United States federal income tax consequences to the Company, Cyber-Centrix and shareholders of the Company as described herein.

     The Company's shareholders should be aware that this discussion does not deal with all United States federal income tax considerations that may be relevant to particular Company shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, banks or other financial institutions, insurance companies, mutual funds or tax exempt organizations, shareholders who are subject to the alternative minimum tax provisions of the Code, who are foreign persons (i.e., persons other than (i) citizens or individual residents of the United States, (ii) corporations or partnerships created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) estates whose income is taxable in the United States irrespective of source and (iv) trusts subject to the primary supervision of a court within the United States and control of a United States fiduciary as described Section 7701(a)(30) of the Code), who do not hold their Company common stock as capital assets within the meaning of Section 1221 of the Code, who acquired their Company common stock in connection with stock option or stock purchase plans or in other compensatory transactions or who hold their Company common stock as part of a hedging, straddle, conversion or other risk reduction transaction. Also, the following discussion does not address the tax consequences under Sections 1045 and 1202 of the Code with respect to shares of "qualified small business stock" (within the meaning of Section 1202 of the Code) or under Section 1244 of the Code with respect to shares of "section 1244 stock" (within the meaning of Section 1244 of the Code). In addition, the following discussion does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Merger (whether or not any such transactions are undertaken in connection with the Merger), including without limitation any exercise of any Company stock option or any transaction in which shares of the Company or Cyber-Centrix capital stock are acquired or shares of Cyber-Centrix capital stock are disposed of. Nor does the following discussion address the United States federal income tax consequences of the Merger to holders of Company stock options, stock warrants or debt instruments. The following discussion does not address the tax consequences of the Merger under foreign, state or local tax laws. ACCORDINGLY, HOLDERS OF THE COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

     The  Merger is  intended  to qualify as a  "reorganization"  under  Section
368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming the Merger qualifies as a reorganization for purposes of the Code, then, subject to the assumptions, limitations and qualifications referred to herein, the Merger will result in the following United States federal income tax consequences:

     o No gain or loss will be recognized for United States federal income tax purposes by holders of the Company common stock who exchange their Company common stock solely for Cyber-Centrix common stock in the Merger.

     o The aggregate tax basis of the Cyber-Centrix common stock received by a holder of the Company common stock in the Merger will be the same as the aggregate tax basis of the Company common stock surrendered therefor in the Merger.

     o The holding period of the Cyber-Centrix common stock received by a holder of the Company common stock in the Merger will include the period for which the Company common stock surrendered therefor in the Merger was held.

     o A holder of the Company common stock who exercises dissenters' rights and is paid solely cash with respect to all of his Company common stock generally will recognize capital gain or loss measured by the difference between the amount of cash received and the tax basis of such shares of the Company common stock. Such capital gain or loss will be long-term capital gain or loss if the shares of the Company common stock exchanged by such dissenting shareholder have been held for more than one year. Notwithstanding the foregoing, the amount of cash received may be treated as ordinary dividend income under the rules of Sections 302 and 318 of the Code. Holders of the Company common stock who dissent from the Merger and are paid cash for their shares of the Company common stock are urged to consult their own tax advisors regarding the potential application of these rules. Any amount received pursuant to the exercise of dissenters' rights which is treated as interest will be taxable as ordinary income.

     o The Company and Cyber-Centrix will not recognize any gain or loss solely as a result of the Merger.

     Holders of the Company common stock will also be required to file certain information with their United States federal income tax returns and to retain certain records with regard to the Merger.

     No ruling has been or will be obtained from the IRS in connection with the Merger. A successful challenge by the IRS to the qualification of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code would result in holders of the Company common stock recognizing a taxable gain or loss for each share of the Company common stock surrendered, equal to the difference between the shareholder's basis in that share and the fair market value, as of the effective date of the Merger, of the Cyber-Centrix common stock received in exchange for the Company share. This gain or loss would generally be treated as capital gain or loss for each Company shareholder. In that event, a holder of the Company common stock would have an aggregate basis in Cyber-Centrix common stock received equal its fair market value at the effective date of the Merger and the holding period for such Cyber-Centrix common stock would begin on the day after the effective date of the Merger. In addition, in the event that the Merger does not qualify as a reorganization, the Company would be treated as selling all of its assets to Cyber-Centrix in a fully taxable transaction and the Company would recognize taxable gain or loss on such sale.

     Amounts received by certain noncorporate shareholders of the Company may be subject to backup withholding at a rate of 31%. However, backup withholding will not apply to a shareholder who either (i) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding by completing the substitute Form W-9 that will be included as part of the transmittal letter, or (ii) otherwise proves to Cyber-Centrix and its exchange agent that the shareholder is exempt from backup withholding.

     THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DICUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, HOLDERS OF THE COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE LAW.

Securities Act Consequences

     The shares of Cyber-Centrix's common stock to be issued in exchange for shares of the Company's Common Stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that regard, the Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "SEC") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the Merger, Cyber-Centrix will be a publicly-held company, Cyber-Centrix common stock will be listed for trading in the over-the-counter market, and Cyber-Centrix will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided. Shareholders whose Common Stock is freely tradeable before the Merger will have freely tradeable shares of Cyber-Centrix common stock. Shareholders holding restricted shares of the Company's Common Stock will have shares of Cyber-Centrix common stock which are subject to the same restrictions on transfer as those to which their present shares of the Company's Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Cyber-Centrix's common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of Cyber-Centrix's common stock on the date they acquired their shares of the Company's Common Stock. In summary, Cyber-Centrix and its stockholders will be in the same respective positions under the federal securities laws after the Merger as were the Company and the shareholders prior to the Merger.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

     The directors to be elected at the Annual Meeting will serve on the Board until the 2001 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal. Jasbir Dhaliwal, Damon Poole, and Raeanne Steele, who constitute the current directors of the Company, have all been nominated by the Board for election at the Annual Meeting. The accompanying proxy will be voted for these nominees, except where you indicate otherwise or authority to so vote is withheld. Should any of these individuals be unable to serve, the proxy will be voted for such person(s) as is designated by the Board.

Nominees for Director

     Jasbir Dhaliwal has served as a director since April 1999. Since November 1998, Mr. Dhaliwal has also served as an Associate Professor with the Technical University of British Columbia and as the Director of its Centre for Electronic Commerce. Prior to November 1998, Mr. Dhaliwal served as the Deputy Director of the Centre for Management of Technology for the National University of Singapore from July 1993 to November 1998. Mr. Dhaliwal obtained his Bachelor of Accounting with Honors from the University of Malaya, Malaysia, and a Masters in Business Administration and Doctorate in Management Information Service from the University of British Columbia.

     Damon Poole has served as the President, Chief Executive Officer and a director since June 2000. From December 1998 to the present, Mr. Poole has also worked as an independent venture capitalist, where he has been actively involved in the structuring and funding of numerous technology ventures. Prior to December 1998, Mr. Poole served as a registered representative (stockbroker) for Canaccord Capital Corp. (a former Brink, Hudson & Lefevre division) from May 1998 to December 1998. From November 1997 to May 1998, Mr. Poole served as a registered representative (stockbroker) for Pacific International Securities Ltd. Prior to November 1997, Mr. Poole served as a registered representative (stockbroker) for Whalen Beliveau & Associates from November 1996 to November 1997. From November 1993 to November 1996, Mr. Poole served as a registered representative (stockbroker) for C.M. Oliver & Company, Ltd.

     Raeanne Steele has served as the Executive Vice-President of Sales and Marketing since January 1999 and as a director since June 1999. From January 1990 to January 1999, Ms. Steele served as a private consultant providing contractual services to the private and public sector in business development, market research, business planning, and communications. Ms. Steele received a Bachelor of Arts in Education and Master in Business Administration from the University of Alberta.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL THE NOMINEES NAMED IN PROPOSAL 2.

                               BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis. The Company has determined that the Board will be composed of five (5) directors. Each director is elected for a period of one (1) year at the annual meeting of shareholders and serves until the next annual meeting or until his or her successor is duly elected and qualified. Proxies may not be voted for a greater number of persons than the number of nominees named.

     During the fiscal year ended December 31, 1999, the Board consisted of the following individuals: Eric Littman (resigned January 1999), John Jones (resigned June 1999), Richard Stewart (appointed April 1999), Jasbir Dhaliwal (appointed April 1999), Philip Garratt (appointed June 1999), Raeanne Steele (appointed June 1999), and Mitchell Eggers (appointed June 1999). Three (3) directors currently serve on the Board, with two (2) vacancies existing. Of the three (3) directors currently serving on the Board, only two (2) directors, namely Jasbir Dhaliwal and Raeanne Steele, served on the Board during the fiscal year ended December 31, 1999. The Company intends to appoint individuals to fill the vacancies on the Board after it identifies suitable candidates.

Meetings of the Board

     The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met one (1) time during the Company's fiscal year ended December 31, 1999, with action taken by unanimous written consent on 16 occasions. No incumbent member attended fewer than 94% of the total number of meetings (including consents) of the Board and of any Board committees of which he or she was a member during that fiscal year.

Compensation of Directors

     Directors of the Company do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings.

     The Company's 1999 Stock Option Plan, as amended (the "Plan"), permits the grant of options for the purchase of shares of Common Stock to directors of the Company.

     On July 26, 1999, Philip Garratt was granted an option under the Plan to purchase 150,000 shares of Common Stock, of which 50,000 shares are at an exercise price of $5.00 per share, 50,000 shares are at an exercise price of $6.00 per share and 50,000 shares are at an exercise price of $6.00 per share, which are exercisable on May 10, 2000, May 10, 2001 and May 10, 2002, respectively. On February 7, 2000, the Company and Mr. Garratt agreed to reduce the shares subject to the option from 150,000 to 100,000, with 33,000 shares at an exercise price of $5.00 per share, 33,000 shares at an exercise price of $6.00 per share, and 34,000 shares at an exercise price of $6.00 per share. The vesting period was also amended such that the option vests according to the following schedule: 33,000 shares at July 10, 2000, 33,000 shares at July 10, 2001 and 34,000 shares at July 10, 2002, respectively.

     On July 26, 1999, Mitchell Eggers was granted an option under the Plan to purchase 165,000 shares of Common Stock, of which 50,000 shares are at an exercise price of $5.00 per share, 50,000 shares are at an exercise price of $6.00 per share and 65,000 shares are at an exercise price of $6.00 per share, which are exercisable on May 10, 2000, May 10, 2001 and May 10, 2002, respectively. On February 7, 2000, the Company and Mr. Eggers agreed to reduce the shares subject to the option from 165,000 to 50,000, with 25,000 shares at an exercise price of $5.00 per share, 12,500 shares at an exercise price of $6.00 per share, and 12,500 shares at an exercise price of $6.00 per share. The vesting period was also amended such that the option vests according to the following schedule: 25,000 shares at July 10, 2000, 12,500 shares at July 10, 2001 and 12,500 shares at July 10, 2002, respectively. On March 17, 2000, the Company and Mr. Eggers agreed to further reduce the shares subject to the option from 50,000 to 25,000, with an exercise price of $5.00. The vesting period was also amended such that the option vests immediately.

     On July 26, 1999, Raeanne Steele was granted an option under the Plan to purchase 100,000 shares of Common Stock, of which 33,000 shares are at an exercise price of $5.00 per share, 33,000 shares are at an exercise price of $6.00 per share and 34,000 shares are at an exercise price of $6.00 per share, which are exercisable on May 10, 2000, May 10, 2001 and May 10, 2002, respectively. On March 17, 2000, the Company and Ms. Steele agreed to reduce the shares subject to the option from 100,000 to

25,000, with an exercise price of $5.00. The vesting period was also amended such that the option vests immediately.

     On July 26, 1999, Jasbir Dhaliwal was granted an option under the Plan to purchase 55,000 shares of Common Stock, of which 10,000 shares are at an exercise price of $5.00 per share, 15,000 shares are at an exercise price of $6.00 per share and 30,000 shares are at an exercise price of $6.00 per share, which are exercisable on May 10, 2000, May 10, 2001 and May 10, 2002, respectively. On March 17, 2000, the Company and Mr. Dhaliwal agreed to amend the vesting period such that the option vests according to the following schedule: 10,000 shares at July 10, 2000, 15,000 shares at July 10, 2001 and 30,000 shares at July 10, 2002, respectively.

     There were no other option grants to named directors of the Company in 1999.

Committees of the Board

     In July 1999, the board of directors established an Audit Committee, which currently is its only standing board committee. The Audit Committee, which was composed of Jasbir Dhaliwal and Philip Garratt, did not meet during the fiscal year ended December 31, 1999. Due to Mr. Garratt's resignation in June 2000, only one director is currently appointed to the Audit Committee. The Audit Committee needs a minimum of two (2) directors in order to function. Until another director is appointed to the Audit Committee, all functions previously handled by the Audit Committee are being handled by the full Board.

     The Board has not adopted a written charter for the Audit Committee, however, its responsibilities generally include recommending independent accountants to the Company to audit the Company's financial statements, discussing the scope and results of the audit with the independent accountants, reviewing the Company's interim and year-end operating results with the Company's executive officers and the Company's independent accountants, considering the adequacy of the internal accounting controls, considering the audit procedures of the Company and reviewing the non-audit services to be performed by the independent accountants.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Ownership Information

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of its common stock as of August 24, 2000, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company,
(iii) each named executive officer, and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                         Number of Shares          Percent of Total
Directors, Named Executive Officers and 5% Shareholders(1)            Beneficially Owned(2)         Shares Owned(3)
----------------------------------------------------------            ---------------------         ---------------
Damon Poole..............................                                       -                          -
Raeanne Steele...........................                                     25,000                       *
Jasbir Dhaliwal..........................                                     10,000                       *
All Directors and Officers as a group....                                     68,000                       *
 .........

* constitutes less than one 1 percent (1%) of all issued and outstanding shares of Common Stock.

----------

(1) Unless otherwise indicated, the address of each beneficial owner is that of the Company.

(2) Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after August 24, 2000, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other person. Applicable percentage ownership based on aggregate common stock outstanding as of August 24, 2000, together with the applicable options of such shareholder.

(3) Based on an aggregate of 7,063,116 shares of Company's Common Stock issued and outstanding as of August 24, 2000. Common stock subject to options currently exercisable, or exercisable within 60 days after August 24, 2000, are deemed outstanding for computing the percentage of ownership of the person(s) holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on its review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 1999, all of the Company's directors and officers and all of the persons known to the Company to own more than ten percent (10%) of the Company's Common Stock, either failed to file, on a timely basis, or have yet to file the required beneficial ownership reports with the SEC.

     The initial ownership reports on Form 3 for options granted to purchase shares of Common Stock under the Company's 1999 Stock Option Plan (the "Plan") were not filed on a timely basis with the SEC for Philip Garratt, Raeanne Steele, Damon Poole, Patrick Stewart and Mitchell Eggers. In addition, an initial ownership report on Form 3 for the shares of Common Stock held by Richard Stewart has not been filed to date with the SEC, and an initial ownership report on Form 3 for the option granted to purchase shares of Common Stock under the Plan for Jasbir Dhaliwal has not been filed to date with the SEC. Statements of changes in beneficial ownership on Form 4 were not filed on a timely basis in connection with the agreed upon reductions in options granted to purchase shares of Common Stock for Philip Garratt, Raeanne Steele and Mitchell Eggers, who was obligated to file on Form 4 on two (2) separate occasions in connection with such agreed upon reductions. A statement of changes in beneficial ownership on Form 4 was not filed on a timely basis for Patrick McGrath in connection with an option to purchase shares of Common Stock under the Plan. A Statement of changes in beneficial ownership on Form 4 in connection with the Company's redemption of the shares of Common Stock held by Richard Stewat has not been filed to date with the SEC.

Compensation Committee Interlocks and Insider Participation

     The Company currently has not established a compensation committee. Philip Garratt, who was appointed President and Chief Executive Officer of the Company and its subsidiary in June 1999, John Jones, who was appointed President of the Company in January 1999 and resigned in June 1999, Eric Litmann, who was appointed President of the Company in January 1999 and resigned in June 1999, and Mitchell Eggers, who was appointed Chief Operating Officer of the Company and its subsidiary in June 1999, all participated, during the last completed fiscal year, in the deliberations of the Board regarding executive officer compensation. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers servings as a member of the Board. In addition, no interlocking relationship exists between any member of the Board and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     Except as otherwise disclosed herein, no director, senior officer, principal shareholder, or any associate or affiliate thereof, had any material interest, direct or indirect, in any transaction since the beginning of the last financial year of the Company that has materially affected the Company, or any proposed transaction that would materially affect the Company, except for an interest arising from the ownership of shares of the Company where the member will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company.

     On May 26, 1999, the Company acquired Shopping Sherlock, Inc., a Delaware corporation ("SSI"), an entity unrelated to the Company and controlled by Richard Stewart, a former director of the Company. The sole asset of SSI was the Strategic Alliance Agreement. Under the terms of the acquisition, entities controlled by Mr. Stewart received an aggregate of 1,800,000 shares of the Company's Common Stock.

     From January 1999 to December 31, 1999, the Company reimbursed 5215 Holdings Ltd., a company for which Philip Garratt, the former Chief Executive Officer and a director of the Company, is the sole shareholder and serves as a director, $57,781 for costs associated with the start-up of the Company's product development office in Vancouver. The Company paid 5215 Holdings Ltd. rent of $5,400 a month for the premises in Vancouver. This was an informal agreement that was cancelled January 3, 2000.

     On February 4, 1999, the Company, through its wholly-owned subsidiary, entered into the Strategic Alliance Agreement with Premier Lifestyles International Corporation ("PLIC"), a corporation controlled by Richard Stewart. Under the terms of the agreement, PLIC granted the Company the right to directly market the Company's online stores to members of PLIC's rebate shopping network, to place links to its website on websites sponsored by PLIC and to distribute memberships in PLIC's rebate shopping network. In addition, PLIC agreed to provide or to introduce the Company to transaction processing, product fulfillment and helpdesk services providers and to give the Company access to its list of participating merchants and product inventory on an ongoing basis. In exchange, the Company agreed, on an exclusive basis, to sell, market and honor PLIC product rebate network memberships and, subject to certain exceptions, to use PLIC's transaction processing and product fulfillment services. The Strategic Alliance Agreement was for a perpetual duration, but could be terminated by either party for cause. The Company paid to PLIC a one-time payment of $150,000 upon signing of the Strategic Alliance Agreement.

     On January 27, 2000, the Company entered into the Redemption Agreement with PLIC, the Stewart Family Partners (the "Partnership"), and Richard Stewart under which the Company agreed to transfer a worldwide, non-exclusive, perpetual, fully-paid-up license to use, distribute or make derivative works from the Company's software that operates the Essentially Yours Industries, Inc. website and the usrebatewarehouse.com website in consideration for the redemption of approximately 2,000,000 shares of common stock by the Company that PLIC and the Partnership owned or had a right to purchase. On March 14, 2000, the shareholders of the Company at a special shareholder meeting approved of the terms of the Redemption Agreement and, as a result, the approximately 2,000,000 shares of common stock of the Company that PLIC and the Partnership owned or had a right to purchase were redeemed by the Company and were deemed authorized but unissued shares of the Company pursuant to Florida law.

                            COMPENSATION AND BENEFITS

Executive Officer Compensation

     The following table sets forth the compensation paid to the Company's Chief Executive Officer and its two (2) previous Presidents, who served in the capacity of chief executive officer prior to the Company's shareholders adopting amended bylaws in June 1999, wherein the position, title and responsibilities of the Chief Executive Officer were designated, for the year ended December 31, 1999.

                           Summary Compensation Table

                                                                                   Long-Term
                                                                                  Compensation
                                                   Annual Compensation             Securities
Name and Principal Position                         Salary      Bonus         Underlying Options
---------------------------                         ------      -----         ------------------

Philip Garratt (1)..................     1999     $ 111,863(2)      -                150,000
  President, Chief Executive Officer
  and Chairman
John Jones(3)                            1999      $ 27,500         -                      -
  President, Treasurer, Secretary and a
  director
Eric Litmann(4)                          1999             -         -                      -
  President, Treasurer, Secretary and a
  director
------------

(1)  Mr. Garratt was appointed Chief Executive Officer in June 1999.

(2) Includes $20,000 paid to 5215 Holding Ltd., a company that Mr. Garratt is the sole shareholder and serves as a director.

(3)  Mr.  Jones was  appointed  President  in January  1999 and resigned in June
     1999.

(4)  Mr.  Litmann was  appointed  President in July 1998 and resigned in January
     1999.

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding stock option grants to the Company's Chief Executive and its two (2) previous Presidents, who served in the capacity of chief executive officer prior to the Company's shareholders adopting amended bylaws in June 1999, wherein the position, title and responsibilities of the Chief Executive Officer were designated, during the year ended December 31, 1999. The potential realizable value is calculated based on the assumption that the common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of its term. These numbers are calculated based on SEC requirements and do not reflect the Company's projection or estimate of future stock price growth. Potential realizable values are computed by:

     o multiplying the number of shares of common stock subject to a given option by the exercise price;

     o assuming that the aggregate stock value derived from that calculation compounds at the annual five percent (5%) or ten percent (10%) rate shown in the table for the entire ten (10) year term of the option; and

     o    subtracting from that result the aggregate option exercise price.

                              Option Grants in 1999
                              ---------------------

                                                 Individual Grants
                      ------------------------------------------------------------------------
                      Number of Securities    Percent of Total      Exercise     Expiration      Potential Realizable
                       Underlying Options     Options Granted     Price (per          Date         Value at Assumed
                             Granted          to Employees in      share) (2)     Date          Annual Rates of Stock
                                              Fiscal Year (1)                                   Price Appreciation for
                                                                                                     Option Term
Name                                                                                                 5%           10%
----                                                                                           ----------------------
Philip Garratt........     150,000(3)              18.89%           $5.00(4)       5/10/04        $1.57        $3.46
John Jones............           -                     -                -                -            -            -
Eric Litmann..........           -                     -                -                -            -            -
------------

(1)  During 1999, options to purchase 794,000 shares were issued to employees.

(2) The exercise price per share was equal to the fair market value of the Company's Common Stock on the date of grant as determined by the board of directors.

(3) Represents an option vesting according to the following schedule: 50,000 shares vesting at one year, 50,000 shares vesting at two years, and 50,000 shares vesting at three years.

(4) Mr. Garratt's option exercise price is $5.00 in year one and $6.00 in years two and three.

Option Exercises and Fiscal Year-End Values

     The following table sets forth for the Company's Chief Executive Officer and its two (2) previous Presidents, who served in the capacity of chief executive officer prior to the Company's shareholders adopting amended bylaws in June 1999, wherein the position, title and responsibilities of Chief Executive Officer were designated, the number of shares acquired upon exercise of stock options during the year ended December 31, 1999 and the number of shares subject to exercisable and unexercisable stock options held at December 31, 1999.

                       Aggregated Option Exercises in 1999
                           and Year-End Option Values
                                                                      Number of
                                                                Securities Underlying
                                                                 Unexercised Options           Value of Unexercised
                                                                         at                   In-the-Money Options at
                                      Shares                      December 31, 1999            December 31, 1999(1)
                                     Acquired                     -----------------        ------------------------
                                        on         Value
Name                                 Exercise    Realized     Exercisable  Unexercisable     Exercisable   Unexercisable
----                                 --------    --------     -----------  -------------     -----------   -------------

Philip Garratt..................         -       $     -          -           150,000         $      -       $ 500,000
John Jones......................         -       $     -          -                 -         $      -       $       -
Eric Litmann....................         -       $     -          -                 -         $      -       $       -
------------

(1) The value of unexercised in-the-money options at December 31, 1999 is based on $9.00 per share, the closing price of the Common Stock at such time, less the exercise price per share.

Report on Executive Compensation

     The Board is responsible for determining the compensation for the Company's executive officers, and for reviewing and approving compensation recommendations made by the Chief Executive Officer for the other officers and key employees. The Board is also responsible for administering all of the Company's compensation programs.

     In determining the base salary for a particular executive within the salary range for his or her position, the Board initially takes into account the salary necessary to encourage the executive to join the Company in lieu of pursuing other employment opportunities. In later years, the Board considers the amount budgeted for salary increases and the executive's success in achieving the performance objectives established for such executive, his or her department and the Company.

     In July 1999, the Company adopted a stock option program whereby Company executives and employees are eligible to receive an option to purchase a number of shares of the Company's Common Stock within a predetermined range on the date of hire. In later years, the Board considers individual, departmental, and Company performance objectives in granting additional options to individual employees. As a result, the option program is another element of the two-pronged compensation strategy developed by the Company to compensate its employees, including its senior executives. The Board believes this compensation strategy closely aligns the interests of executives and other key employees to that of the Company and its shareholders, and also serves to attract and retain high quality employees.

     The Company's Chief Executive Officer does not participate in Board discussions, nor does he act as a member with respect to matters related to the Chief Executive Officer compensation. The compensation of the Chief Executive Officer is determined under the same policies and criteria as the compensation of the other executive officers.

     Under the Omnibus Budget Reconciliation Act of 1993, the federal income tax deduction for certain types of compensation paid to the chief executive officer and four other most highly compensated executive officers of publicly held companies is limited to $1 million per officer per fiscal year unless such compensation meets certain requirements. The Committee is aware of this limitation and believes no compensation paid by the Company during 1999 will exceed the $1 million limitation.

                                           THE BOARD OF DIRECTORS
                                           Jasbir Dhaliwal
                                           Damon Poole
                                           Raeanne Steele

Performance Graph

     Set forth below is a graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Nasdaq Composite Index and the Russell 2000 SmallCap Index for the period beginning on March 31, 1999 (the date the Company began to be actively quoted on the Over-The-Counter Bulletin Board), and ended on December 31, 1999.

         [TABLE SHOWN BELOW IS A TABULAR REPRESENTATION OF LINE GRAPH]


                              [PERFORMANCE GRAPH]

                                      March 31, 1999          December 31, 1999
                                    ------------------        -----------------
     ASPi Europe, Inc.                   $100.00                  $167.31
     Nasdaq Composite Index              $100.00                  $154.06
     Russell 2000 SmallCap Index         $100.00                  $118.87

     The total return on the Common Stock and each index assumes the value of each investment was $100 on March 31, 1999, and that all dividends were reinvested, although dividends have not been declared on the Company's Common Stock. Return information is historical and not necessarily indicative of future performance.

                                   PROPOSAL 3
            THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS

     The Board requests that the shareholders ratify its selection of BDO Seidman, LLP, as independent auditors for the Company for the current fiscal year. If the shareholders do not ratify the selection of BDO Seidman, LLP, another firm of certified public accountants will be selected as independent auditors by the Board.

     On June 29, 1999, at the request of the Company, Barry L. Friedman, P.C., ("Friedman") resigned as its accountant engaged to audit the Company's financial statements. Friedman's report on the financial statements for the period prior to such resignation did not contain any adverse opinion, disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the period preceding such resignation, Mr. Friedman and the Company did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The decision to engage BDO Seidman, LLP as the Company's accountant to audit its financial statements was recommended by the Board.

     Representatives of BDO Seidman, LLP are not anticipated to be present at the Annual Meeting. Written questions may be directed to BDO Seidman, LLP at One Union Square, 600 University, Suite 2400, Seattle, Washington 98101.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ratification of the selection of BDO Seidman, LLP as independent auditors for the company for fiscal year 2000.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter is properly presented, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                             SOLICITATION OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular employees of the Company in person or by mail, telephone, telegraph, facsimile or messenger.

                              COST OF SOLICITATION

     The Company will bear the costs of the solicitation of proxies from its shareholders. The Company has not incurred any expenses related to this proxy solicitation to date, and the Company anticipates it will not incur any material expenses in the future related to the solicitation of proxies from its shareholders. Directors, officers and employees of the Company will not be compensated additionally for the solicitation of proxies for the Annual Meeting, but may be reimbursed for out-of-pocket expenses in connection with the solicitation, which will be at the discretion of the Board. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company which are intended to be presented by those shareholders at the next annual meeting must be received by the Company no later than May 8, 2001 in order to have them included in the Proxy Statement and form of proxy relating to that annual meeting.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Damon Poole
                               -------------------------------------
                               Damon Poole, Chief Executive Officer

                               September __, 2000

                                ASPI EUROPE, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                               September __, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASPI EUROPE, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned shareholder of ASPi Europe, Inc. (the "Company") hereby appoints Damon Poole and Patrick McGrath, and each of them, the true and lawful attorneys, agents and proxies of the undersigned with full powers of substitution and resubstitution for and in the name of the undersigned, each to vote all of the shares of the Company's common stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 11:00 A.M. local time on Tuesday, September 26, 2000 at the principal offices of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                                         FOR    AGAINST  ABSTAIN
   1. To approve the redomicile of the Company's         [  ]    [  ]     [  ]
      place of incorporation from Florida to Delaware.

   2. Election of directors:

      FOR Jasbir Dhaliwal                                           [  ]
      WITHHOLD AUTHORITY to vote for Jasbir Dhaliwal                [  ]

      FOR Damon Poole                                               [  ]
      WITHHOLD AUTHORITY to vote for Damon Poole                    [  ]

      FOR Raeanne Steele                                            [  ]
      WITHHOLD AUTHORITY to vote for Raeanne Steele                 [  ]

      FOR the nominee listed below                                  [  ]
      ------------------------

      FOR the nominee listed below                                  [  ]
      ------------------------


                                                         FOR    AGAINST  ABSTAIN
   3. To ratify the selection of BDO Seidman, LLP        [  ]    [  ]     [  ]
      as independent auditors for the Company for fiscal
      Year 2000.

4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR THE ABOVE PROPOSALS, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

PLEASE MARK, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated ___________, 2000.


--------------------------------                     ------------------------
(Signature)                                                   (Date)

--------------------------------
(Signature, if jointly held)

--------------------------------
(Printed name(s))

--------------------------------
(Representative capacity, if applicable)

Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

                                                                         ANNEX A

                            The 1999 Florida Statutes

                                   Title XXXVI
                       BUSINESS ORGANIZATIONS Chapter 607

607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

(1)  "Corporation"  means  the  issuer  of  the  shares  held  by  a  dissenting
shareholder   before  the  corporate   action  or  the  surviving  or  acquiring
corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History -- s. 118, ch. 89-154.

607.1302  Right of shareholders to dissent.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party:

1.  If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History -- s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

607.1320  Procedure for exercise of dissenters' rights.--

(1)(a) If a proposed  corporate  action  creating  dissenters'  rights  under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History -- s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.

                                                                         ANNEX B

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of this ___ day of ___________, 2000, by and between ASPi Europe, Inc., a Florida corporation (the "Parent") and Cyber-Centrix Corporation, a Delaware corporation (the "Subsidiary").

                                    RECITALS:

     WHEREAS, the Parent is a corporation organized and existing under the laws of the State of Florida;

     WHEREAS, the Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent;

     WHEREAS, the parties hereto desire that the Parent merge with and into the Subsidiary and that the Subsidiary shall continue as the surviving corporation in such merger, which is intended to qualify as a tax-free reorganization under
Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Florida and the laws of the State of Delaware (the "Merger").

         NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

     Section 1.1. Merger of Parent into Subsidiary. At the Effective Time of the Merger (as defined in Section 1.2 hereof), the Parent shall merge with and into the Subsidiary in accordance with the Florida Business Corporation Act (the "FBCA") and the Delaware General Corporation Law (the "DGCL"). The separate existence of the Parent shall thereupon cease and the Subsidiary shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware.

     Section 1.2. Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate articles of merger are filed with the Secretary of State of the State of Florida, and a certificate of merger is issued by the Secretary of State of the State of Florida in accordance with the FBCA and (b) an appropriate certificate of merger is filed with the Secretary of the State of Delaware in accordance with the DGCL.

     Section 1.3. Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the FBCA, the DGCL and this Merger Agreement.

     Section 1.4. Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and bylaws of the Subsidiary, as in effect immediately prior to the Effective Time of the Merger, shall become the Certificate of Incorporation and bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

     Section 1.5. Directors and Officers. At the Effective Time of the Merger, the directors and officers of the Subsidiary in office at the Effective Time of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

     Section 1.6 Shareholders' Dissenters Rights. The Shareholders of the Parent are entitled to dissenters' rights under sections 607.1301, 607.1302 and
607.1320 of the FBCA. In the event that shareholders collectively owning more than one percent (1%) of the shares of the Parent exercise his, her or its dissenters' rights, the Parent's board of directors may abandon the Merger in its sole discretion.

                                   ARTICLE II

                        CONVERSION AND EXCHANGE OF STOCK

     Section 2.1. Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

     (a) Each share of the Parent's common stock, $0.001 par value (the "Parent's Common Stock") issued and outstanding, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Subsidiary's common stock, par value $0.001 per share (the "Subsidiary's Common Stock").

     (b) Each option to purchase shares of the Parent's Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of the Subsidiary's Common Stock, which is equal to the number of shares of the Parent's Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable). The exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

     (c) Each warrant to purchase shares of the Parent's Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase, upon the same terms and conditions, the number of shares of the Subsidiary's Common Stock which is equal to the number of shares of the Parent's Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Time of the Merger (whether or not such warrant was then exercisable). The exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

     (d) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

     Section 2.2. Exchange.

     (a) After the Effective Time of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent's Common Stock shall represent the same number of shares of the Subsidiary's Common Stock.

     (b) At any time on or after the Effective Time of the Merger, any holder of certificates theretofore evidencing ownership of shares of the Parent's Common Stock will be entitled, upon surrender of such certificates to the transfer agent of the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the number of shares of the Subsidiary's Common Stock, into which the Parent's Common Stock shall have been converted in the Merger. If any certificate representing shares of the Subsidiary's Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of the Parent's Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                   ARTICLE III

                EMPLOYEE BENEFIT AND INCENTIVE COMPENSATION PLANS

     At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent's Common Stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Subsidiary's Common Stock.

                                   ARTICLE IV

                                   CONDITIONS

     Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

     Section 4.1. Shareholder Approval. This Merger Agreement and the Merger shall have been adopted and approved by the affirmative vote of a majority of the votes entitled to be cast by all shareholders entitled to vote on the record date fixed for determining the shareholders of the Parent entitled to vote thereon. This Agreement and the Merger shall also have been adopted and approved by the Parent as the holder of all the outstanding shares of the Subsidiary's Common Stock prior to the Effective Time of the Merger.

     Section 4.2. Third Party Consents. The Parent shall have received all required consents to and approvals of the Merger.

                                    ARTICLE V

                                  MISCELLANEOUS

     Section 5.1. Amendment. This Merger Agreement may be amended, modified or supplemented in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the boards of directors of the parties hereto; provided, however, that the Merger Agreement may not be amended after it has been adopted by the shareholders of the Parent in any manner which, in the judgment of the board of directors of the Parent, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

     Section 5.2. Termination. This Merger Agreement may be terminated or abandoned by the parties hereto at any time prior to the filing of the certificate of merger notwithstanding approval of this Merger Agreement by the shareholders of either or both of the Parent or the Subsidiary.

     Section 5.3. Necessary Actions, etc. If at any date after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of the Parent, the Parent and its officers and directors at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

     Section 5.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

     Section 5.5. Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Merger Agreement.

     Section 5.6. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Florida shall mandatorily apply to the Merger.

     IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Merger Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Merger Agreement to be duly executed on the date set forth above.

Attested to by:                          ASPI EUROPE, INC.



------------------------                 -------------------------------
Patrick McGrath                          Damon Poole
Secretary                                Chief Executive Officer and President


Attested to by:                          CYBER-CENTRIX CORPORATION



-------------------------                -------------------------------
Patrick McGrath                          Damon Poole
Secretary                                Chief Executive Officer and President

                                  CERTIFICATES

     The undersigned, Secretary of Cyber-Centrix Corporation, a Delaware corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of Cyber-Centrix Corporation by its Chief Executive Officer and attested to by its Secretary, was duly submitted to the sole stockholder of Cyber-Centrix Corporation for the purpose of considering and acting upon said Agreement and Plan of Merger, on the ____ day of ___________, 2000, and at said meeting said Agreement and Plan of Merger was adopted by the sole stockholder of Cyber-Centrix Corporation, in accordance with the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the _____ day of _______________, 2000.


                                        --------------------------
                                        Patrick McGrath, Secretary

     The undersigned, Secretary of ASPi Europe, Inc., a Florida corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of ASPi Europe, Inc. by its President and attested to by its Secretary, was duly submitted to the shareholders of ASPi Europe, Inc. at a meeting thereof called for the purpose of considering and acting upon said Agreement and Plan of Merger, held after due notice on the _____ day of __________, 2000, and that at said meeting said Agreement and Plan of Merger was adopted by the shareholders of ASPi Europe, Inc. in accordance with the Florida Business Corporation Act of 1989.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ____ day of ____________, 2000.


                                        --------------------------
                                        Patrick McGrath, Secretary